UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2013

DATE OF REPORTING PERIOD: January 31, 2013

ITEM 1. SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (12.1%)
		Consumer Discretionary (3.6%)
1,200,000		Jaguar Land Rover, PLC*µ 7.750%, 05/15/18	$1,317,750
815,000		Limited Brands, Inc.µ^ 5.625%, 02/15/22	882,747
2,000,000		Service Corp. Internationalµ 7.500%, 04/01/27	2,215,000

			4,415,497

		Consumer Staples (1.3%)
8,700,000	NOK	Nestlé Holdings, Inc.µ 3.375%, 02/08/16	1,641,779

		Energy (2.4%)
7,500,000	NOK	Aker Solutions, ASAµ‡ 6.150%, 06/06/17	1,431,245
611,000		Frontier Oil Corp. 6.875%, 11/15/18	660,262
362,000		Petroleum Geo-Services, ASA*µ 7.375%, 12/15/18	396,843
383,000		Trinidad Drilling, Ltd.* 7.875%, 01/15/19	408,852

			2,897,202

		Financials (0.8%)
920,000		Leucadia National Corp.µ 8.125%, 09/15/15	1,044,200

		Health Care (0.7%)
750,000		Grifols, SA 8.250%, 02/01/18	828,281

		Industrials (1.3%)
10,000,000	CNY	Caterpillar, Inc. 1.350%, 07/12/13	1,602,335

		Information Technology (0.7%)
750,000		Audatex North America, Inc.* 6.750%, 06/15/18	803,906

		Materials (1.3%)
815,000		IAMGOLD Corp.* 6.750%, 10/01/20	801,757
800,000		New Gold, Inc.*µ 6.250%, 11/15/22	843,000

			1,644,757

		TOTAL CORPORATE BONDS (Cost $13,874,247)	14,877,957

CONVERTIBLE BONDS (30.0%)
		Consumer Discretionary (2.2%)
915,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)µ§ 3.250%, 03/15/31	926,547
865,000		Priceline.com, Inc.* 1.000%, 03/15/18	957,987

PRINCIPAL AMOUNT			VALUE

500,000	EUR	Volkswagen International Finance, NV* 5.500%, 11/09/15	$784,578

			2,669,112

		Consumer Staples (0.6%)
725,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	727,164

		Energy (6.2%)
1,407,200	EUR	CGGVeritasµ 1.750%, 01/01/16	584,926
		Chesapeake Energy Corp.
725,000		2.750%, 11/15/35	727,008
690,000		2.500%, 05/15/37µ^	671,270
1,800,000		Subsea 7, SA 2.250%, 10/11/13	2,095,769
		Technip, SAµ
1,950,000	EUR	0.500%, 01/01/16	2,549,292
659,100	EUR	0.250%, 01/01/17	949,517

			7,577,782

		Financials (3.3%)
700,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	830,949
700,000		Leucadia National Corp.µ 3.750%, 04/15/14	846,941
2,750,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	2,356,381

			4,034,271

		Health Care (3.6%)
4,980,000	SEK	Elekta, ABµ 2.750%, 04/25/17	941,601
1,300,000		QIAGEN, NVµ 3.250%, 05/16/26	1,639,001
1,100,000	EUR	UCB, SAµ 4.500%, 10/22/15	1,866,284

			4,446,886

		Industrials (1.5%)
1,750,000		Siemens, AGµ 1.050%, 08/16/17	1,821,602

		Information Technology (5.4%)
715,000		Linear Technology Corp.µ 3.000%, 05/01/27	758,826
700,000		Microsoft Corp.* 0.000%, 06/15/13	699,867
780,000		Nuance Communications, Inc. 2.750%, 11/01/31	874,988
1,950,000		SanDisk Corp.µ 1.500%, 08/15/17	2,428,364
1,305,000		Symantec Corp. 1.000%, 06/15/13	1,516,658
250,000		Tpk Holding Company, Ltd. 0.000%, 10/01/17	301,563

			6,580,266

		Materials (4.6%)
2,675,000		Goldcorp, Inc. 2.000%, 08/01/14	2,884,091

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

2,300,000		Newmont Mining Corp. 1.625%, 07/15/17	$2,809,657

			5,693,748

		Telecommunication Services (2.6%)
2,300,000		Billion Express Investments, Ltd.µ 0.750%, 10/18/15	2,443,299
60,000,000	JPY	KDDI Corp.µ 0.000%, 12/14/15	798,927

			3,242,226

		TOTAL CONVERTIBLE BONDS (Cost $37,024,313)	36,793,057

U.S. GOVERNMENT AND AGENCY SECURITY (0.6%)
700,000		United States Treasury Note~ 0.125%, 08/31/13 (Cost $699,796)	699,986

SOVEREIGN BONDS (9.1%)
3,880,000	CAD	Government of Canadaµ 2.000%, 06/01/16	3,970,815
930,000	NZD	Government of New Zealandµ 6.000%, 04/15/15	836,305
15,850,000	NOK	Kingdom of Norwayµ 4.250%, 05/19/17	3,171,683
19,200,000	SEK	Kingdom of Swedenµ 3.000%, 07/12/16	3,202,894

		TOTAL SOVEREIGN BONDS (Cost $10,516,763)	11,181,697

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.4%)
		Energy (2.8%)
3,375		Chesapeake Energy Corp.*
		5.750%	3,448,369

		Financials (0.6%)
5,600		Fifth Third Bancorp 8.500%	813,232

		Utilities (1.0%)
23,250		NextEra Energy, Inc. 5.599%	1,211,325

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,007,365)	5,472,926

COMMON STOCKS (71.7%)
		Consumer Discretionary (5.8%)
13,150	CHF	Swatch Group, AG	7,203,017

		Consumer Staples (11.4%)
98,000		Coca-Cola Companyµ^	3,649,520
23,000	EUR	Danone, SAµ	1,593,950
75,000	GBP	Diageo, PLCµ	2,232,611
55,000	CHF	Nestlé, SAµ	3,861,962

NUMBER OF SHARES			VALUE

53,000	GBP	SABMiller, PLCµ	$2,646,423

			13,984,466

		Energy (3.8%)
490,000	HKD	CNOOC, Ltd.µ	1,008,363
19,800		Murphy Oil Corp.µ	1,178,496
32,000		Schlumberger, Ltd.	2,497,600

			4,684,459

		Financials (1.4%)
19,000		JPMorgan Chase & Companyµ	893,950
30,000	GBP	Standard Chartered, PLCµ	797,657

			1,691,607

		Health Care (15.0%)
28,500		Amgen, Inc.	2,435,610
30,500		Covidien, PLCµ	1,901,370
48,500		Johnson & Johnsonµ^	3,585,120
16,500		Medtronic, Inc.µ^	768,900
27,000	CHF	Novartis, AGµ	1,835,365
42,900	DKK	Novo Nordisk, A/S - Class B	7,897,551

			18,423,916

		Industrials (3.4%)
80,500	CHF	ABB, Ltd.µ#	1,725,657
22,400	EUR	Siemens, AG	2,454,224

			4,179,881

		Information Technology (24.1%)
47,000		Accenture, PLC - Class Aµ	3,378,830
37,000	JPY	Canon, Inc.µ	1,347,363
30,500		Check Point Software Technologies, Ltd.µ#	1,525,000
63,000		Cisco Systems, Inc.µ	1,295,910
130,000		Dell, Inc.µ	1,721,200
59,500		eBay, Inc.#	3,327,835
16,000		Infosys, Ltd.µ	843,520
29,000		Microsoft Corp.	796,630
60,000		QUALCOMM, Inc.	3,961,800
650	KRW	Samsung Electronics Company, Ltd.µ	864,782
95,100	EUR	SAP, AG	7,798,895
806,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.µ	2,761,940

			29,623,705

		Materials (4.8%)
19,000	GBP	Anglo American, PLCµ	568,317
64,200		Barrick Gold Corp.µ	2,049,264
97,263	AUD	Newcrest Mining, Ltd.µ	2,382,364
54,000	CAD	Yamana Gold, Inc.µ	882,494

			5,882,439

		Telecommunication Services (2.0%)
480,000	HKD	China Unicom Hong Kong, Ltd.	768,102
22,500	JPY	KDDI Corp.µ	1,674,142

			2,442,244

		TOTAL COMMON STOCKS (Cost $82,404,067)	88,115,734

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (6.1%)
7,444,339	Fidelity Prime Money Market Fund - Institutional Class (Cost $7,444,339)	$7,444,339

TOTAL INVESTMENTS (134.0%) (Cost $157,970,890)		164,585,696

LIABILITIES, LESS OTHER ASSETS (-34.0%)		(41,794,144)

NET ASSETS (100.0%)		$122,791,552

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At January 31, 2013, the value of 144A securities that could not be exchanged to the registered form is $10,462,909 or 8.5% of net assets applicable to common shareholders.
µ	Security, or portion of security, is held in a segregated account as collateral for notes payable aggregating a total value of $80,906,602. $13,734,094 of the collateral has been re-registered by the counterparty.
^	Security, or portion of security, is on loan.
‡	Variable rate or step bond security. The rate shown is the rate in effect at January 31, 2013.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $639,987.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

INTEREST RATE SWAPS

Counterparty	Fixed Rate (Fund Pays)	Floating Rate (Fund Receives)	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas, SA	2.535% quarterly	3 month LIBOR	03/09/14	$ 12,000,000	$(333,085)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	12,000,000	(186,270)

					$(519,355)

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

CURRENCY EXPOSURE JANUARY 31, 2013 (UNAUDITED)

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$85,591,955	52.0%
European Monetary Unit	18,581,666	11.3%
Swiss Franc	14,626,001	8.9%
Danish Krone	7,897,551	4.8%
British Pound Sterling	6,245,008	3.8%
Norwegian Krone	6,244,707	3.8%
Canadian Dollar	4,853,309	3.0%
Swedish Krona	4,144,495	2.5%
Japanese Yen	3,820,432	2.3%
New Taiwanese Dollar	2,761,940	1.7%
Australian Dollar	2,382,364	1.4%
Singapore Dollar	2,356,381	1.4%
Hong Kong Dollar	1,776,465	1.1%
Chinese Yuan Renminbi	1,602,335	1.0%
South Korean Won	864,782	0.5%
New Zealand Dollar	836,305	0.5%

Total Investments	$164,585,696	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of January 31, 2013.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract.

The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

There were no purchased or written options held by the Fund at January 31, 2013.

Forward Foreign Currency Contracts. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. There were no open forward foreign currency contracts at January 31, 2013.

NOTE 2 — INVESTMENTS

The following information is presented on a federal income tax basis as of January 31, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at January 31, 2013 was as follows:

Cost basis of investments	$157,927,390

Gross unrealized appreciation	13,862,267
Gross unrealized depreciation	(7,203,961)

Net unrealized appreciation (depreciation)	$6,658,306

NOTE 3 — BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $30 million, and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $30 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “Pledged Collateral”). BNP and SSB share an equal claim on the Pledged Collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended January 31, 2013, the average borrowings under the Agreements were $40.9 million. For the period ended January 31, 2013, the average interest rate was 0.97%. As of January 31, 2013, the amount of outstanding borrowings was $34.4 million. The interest rate applicable to the borrowings on January 31, 2013 was 0.95%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of January 31, 2013, the Fund used approximately $6.6 million of its cash collateral to offset the SSB Agreement, representing 4.0% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.48%, which can fluctuate depending on interest rates.

NOTE 4 — INTEREST RATE SWAPS

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 3 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

NOTE 5 — VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 — Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 — Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 — Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$—	$14,877,957	$—	$14,877,957
Convertible Bonds		36,793,057		36,793,057
U.S. Government and Agency Security		699,986		699,986
Sovereign Bonds		11,181,697		11,181,697

Convertible Preferred Stocks	813,232	4,659,694		5,472,926
Common Stocks	38,286,999	49,828,735		88,115,734
Short Term Investments	7,444,339			7,444,339

Total	$46,544,570	$118,041,126	$—	$164,585,696

Liabilities
Interest Rate Swaps	$—	$519,355	$—	$519,355

Total	$—	$519,355	$—	$519,355

	Transfers in to Level 1*	Transfers out of Level 1	Transfers in to Level 2	Transfers out of Level 2*
Investments, at Value:
Common Stocks	$1,593,950	$—	$—	$1,593,950

Total	$1,593,950	$—	$—	$1,593,950

*	Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 25, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	March 25, 2013